UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2025

CompoSecure, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39687	85-2749902
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 518-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	CMPO	Nasdaq Global Market

Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock	CMPOW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 28, 2025 (the “Distribution Date”) at 12:01 a.m. New York City time, CompoSecure, Inc. (the “Company” or “CompoSecure”) completed the previously announced separation (the “Spin-Off”) of Resolute Holdings Management, Inc. (“Resolute Holdings”) from the Company.

The Spin-Off of Resolute Holdings from the Company was achieved through the pro rata distribution of all outstanding shares of common stock of Resolute Holdings, par value $0.0001 per share (the “Resolute Holdings common stock”), to holders of record of the Company’s Class A common stock, par value $0.0001 per share (the “CompoSecure common stock”). Each holder of record of CompoSecure common stock received one (1) share of Resolute Holdings common stock for every twelve (12) shares of CompoSecure common stock held on February 20, 2025, the record date for the distribution. In lieu of fractional shares of Resolute Holdings common stock, holders of CompoSecure common stock will receive cash.

Pursuant to Section 4.12 of that certain Warrant Agreement governing the Company’s outstanding warrants to purchase CompoSecure common stock (the “Warrant Agreement”), the completion of the Spin-Off has resulted in an adjustment to the warrant exercise price, which has been reduced from $11.50 per share of CompoSecure common stock to $7.97 per share of CompoSecure common stock, effective immediately after the Distribution Date, based on the consolidated volume-weighted average price of a share of Resolute Holdings during the regular trading session on Friday, February 28, 2025, the first trading day following the completion of the Spin-Off. Correspondingly, pursuant to Section 6.1 of the Warrant Agreement, the Redemption Trigger Price (as defined in the Warrant Agreement) decreased by the same amount, from $18.00 to $14.47.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CompoSecure, Inc.
(Registrant)

Date: March 3, 2025	By:	/s/ Steven J. Feder
	Name:	Steven J. Feder
	Title:	General Counsel & Corporate Secretary

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